Exhibit 99.1

This Statement on Form 4 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, FRIT PINN LLC, Fortress Registered Investment
Trust, FRIT Holdings LLC, Fortress Fund MM LLC and Fortress Investment Fund LLC. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: January 12, 2007

Issuer Name and Ticker or Trading Symbol: Global Signal Inc. (GSL)

                                 FORTRESS INVESTMENT HOLDINGS LLC

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer

                                 FORTRESS INVESTMENT GROUP LLC

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer and Secretary

                                 FRIT PINN LLC

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Vice President and Secretary

                                 FORTRESS REGISTERED INVESTMENT TRUST

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer and Secretary

                                 FRIT HOLDINGS LLC

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer and Secretary

                                 FORTRESS FUND MM LLC
                                 By: Fortress Investment Group LLC, its Managing
                                     Member

                                 /s/ Randal A. Nardone
                                 ----------------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer

                                 FORTRESS INVESTMENT FUND LLC
                                 By: Fortress Fund MM LLC, its Managing Member
                                 By: Fortress Investment Group LLC, its Managing
                                     Member

                                 /s/ Randal A. Nardone
                                 ------------------------------
                                 By:  Randal A. Nardone
                                 Its: Chief Operating Officer